SCHEDULE 14A INFORMATION

		  Proxy Statement Pursuant to Section 14(a)
		    of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement             [  ]  Confidential, for Use of
[ X]  Definitive Proxy Statement                    Commission Only (as
[  ]  Definitive Additional Materials               permitted by Rule
[  ]  Soliciting Material Pursuant                  14a-6(e)(2))
      to par 240.14a-11(c)
      or par. 240.14a-12



			   MidSouth Bancorp, Inc.
	     __________________________________________________
	      (Name of Registrant as Specified In Its Charter)


		 Board of Directors of MidSouth Bancorp, Inc.
__________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[  ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
	 14a-6(i)(2) or item 22(a)(2) of Schedule 14A.
[  ]    $500 per each party to the controversy pursuant to
	 Exchange Act Rule 14a-6(i)(3).
[  ]    Fee computed on table below per Exchange Act
	 Rules 14a-6(i)(4) and 0-11.



	1) Title of each class of securities to which transaction applies:

	   ______________________________________________________________

	2) Aggregate number of securities to which transaction applies:

	   ______________________________________________________________

	3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	   ______________________________________________________________

	4) Proposed maximum aggregate value of transaction:

	   ______________________________________________________________

	5) Total Fee Paid:

	   ______________________________________________________________

[  ]    Fee paid previously with preliminary materials.

[  ]    Check box if any part of the fee is offset as provided by
	Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1) Amount Previously Paid:

	   _______________________

	2) Form, Schedule or Registration Statement No.:

	   _______________________

	3) Filing Party:

	   _______________________

	4) Date Filed:

	   _______________________

			   MIDSOUTH BANCORP, INC.

			  102 Versailles Boulevard
			     Versailles Centre
			 Lafayette, Louisiana 70501


		  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



Lafayette, Louisiana
April 10, 2001

     The annual meeting of shareholders of MidSouth
Bancorp, Inc. ("MidSouth") will be held on Tuesday, May 8, 2001, at 4:00 p.m., local time, at Caf'e Margaux, 765 Bayou Pines East, Lake Charles, Louisiana, to elect directors and to consider such other matters as may properly come before the meeting or any adjournments thereof.

Only holders of record of common stock at the close of business on March 30, 2001, are entitled to notice of and to vote at the meeting.

     Your vote is important regardless of the number of shares you own. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. YOUR PROXY MAY BE REVOKED BY APPROPRIATE NOTICE TO MIDSOUTH'S SECRETARY AT ANY TIME PRIOR TO THE VOTING THEREOF.


				    BY ORDER OF THE BOARD
				    OF DIRECTORS



				    Karen L. Hail
				    Secretary

			  MIDSOUTH BANCORP, INC.


			 102 Versailles Boulevard
			    Versailles Centre
			Lafayette, Louisiana 70501


			      PROXY STATEMENT


     This Proxy Statement is furnished holders of common stock of MidSouth Bancorp, Inc. ("MidSouth") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at MidSouth's annual shareholders meeting (the "Meeting") to be held on Tuesday, May 8, 2001, at the time and place shown in the accompanying notice and at any adjournments thereof. This Proxy Statement is first being mailed to shareholders about April 10, 2001.

     Only holders of record of MidSouth common stock
("Common Stock") at the close of business on March 30, 2001, are entitled to notice of and to vote at the Meeting. On that date, MidSouth had outstanding 2,520,228 shares of Common Stock, plus any shares issued on conversion of its Preferred Stock from March 20 through March 30, 2001, each of which is entitled to one vote.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum. If a quorum is present, directors are elected by plurality vote; with respect to any other proposal that may properly come before the Meeting, if the Board has recommended it by the affirmative vote of the majority of the Continuing Directors, as defined in MidSouth's Articles of Incorporation ("Articles"), then, generally, the affirmative vote of a majority of the votes cast is required to approve it, but if it is not so recommended, then the affirmative vote of 80% of the Total Voting Power, as defined in the Articles, is required to approve it. MidSouth's By-laws provide that the Continuing Directors will appoint the Judge(s) of Election and that all questions as to the qualification of voters, validity of proxies and the acceptance or rejection of votes will be decided by the Judge(s).

     Abstentions or broker non-votes will have no effect on the election of directors. With respect to any other proposal, abstentions and broker non-votes will be counted as votes not cast and will have no effect on any proposal requiring a majority of votes cast to approve it and will have the effect of a vote against any proposal requiring an affirmative vote of a percentage of the Total Voting Power.

     All proxies received in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the persons named herein. MidSouth does not know of any matters to be presented at the Meeting other than those described herein; however, if any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

     The enclosed proxy may be revoked by the shareholder at any time prior to its exercise by filing with MidSouth's Secretary a written revocation or a duly executed proxy bearing a later date. A shareholder who votes in person in a manner inconsistent with a proxy previously filed on his or her behalf will be deemed to have revoked the proxy as to the matters voted upon in person.

     The cost of soliciting proxies in the enclosed form will be borne by MidSouth. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegraph, facsimile and e-mail. Banks, brokerage houses and other nominees or fiduciaries may be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and MidSouth will, upon request, reimburse them for their expenses in so acting.


			  ELECTION OF DIRECTORS

     The Articles provide for three classes of directors, with one class to be elected at each annual meeting for a three-year term. At the Meeting, Class II Directors will be elected to serve until the third succeeding annual meeting and until their successors have been duly elected and qualified.

     Unless authority is withheld, the persons named in the enclosed proxy will vote the shares represented by the proxies received by them for the election of the two Class II director nominees named below. In the unanticipated event that one or more nominees cannot be a candidate at the Meeting, the shares represented will be voted in favor of such other nominees as may be designated by the Board. Directors will be elected by plurality vote.

     Other than the Board, only shareholders entitled to vote for the election of directors who have complied with the procedures of Article IV(H) of MidSouth's Articles may nominate a person for election. To do so, the shareholder must have given written notice to MidSouth by December 8, 2000, of the following: (1) as to each person whom he or she proposes to nominate, (a) his or her name, age, business address, residential address, principal occupation or employment, and the class and number of shares of MidSouth's stock of which he or she is the beneficial owner and (b) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of directors by Regulation 14A under the Securities Exchange Act of 1934; and (2) as to the shareholder giving the notice, (a) his or her name and address and the class and number of shares of stock of MidSouth of which he or she is the beneficial owner and (b) a description of any agreements, arrangements or relationships between the shareholder and each person he or she proposes to nominate.
 Two inspectors, not affiliated with MidSouth, appointed by MidSouth's Secretary, will determine whether the notice provisions were met; if they determine that the shareholder has not complied with Article IV(H), the defective nomination will be disregarded.

     The following table sets forth certain information as of March 30, 2001, with respect to each director nominee and each director whose term as a director will continue after the Meeting. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years. The Board recommends a vote FOR each of the three nominees named below.



Directors Nominees for terms to expire in 2004 (Class II Directors)

									 Year First
	Name                 Age          Principal Occupation        Became Director

Will G. Charbonnet, Sr.      53       Private Investments; Chairman         1985
				      of the Board, MidSouth and
				      MidSouth Bank (the "Bank"),
				      MidSouth's wholly-owned
				      subsidiary; Until 1999
				      President-Owner of Acadiana
				      Fast Foods, Inc.

Clayton Paul Hilliard        75       President, Badger Oil                 1992 (FN1)
				      Corporation





Directors whose terms expire in 2002 (Class III Directors)

									  Year First
	Name                 Age          Principal Occupation         Became Director

James R. Davis, Jr.          48       President, Davis/Wade Financial       1991
				      Services, LLC (1995-Present);
				      Until 1999, President, Advanced
				      Pay Cellular, Inc.


Karen L. Hail                47       Chief Financial Officer and           1988
				      Secretary, MidSouth

Milton B. Kidd, III, O.D.    52       Optometrist, Kidd Vision              1996 (FN2)
				      Centers



Directors whose terms expire in 2003 (Class I Directors)

									 Year First
	Name                 Age         Principal Occupation          Became Director

C. R. Cloutier               54       President and C.E.O.,                 1984
				      MidSouth and  the Bank


J. B. Hargroder, M.D.        70       Physician, retired                    1984


William M. Simmons           67       Private Investments                   1984


(FN1) Mr. Hilliard also served on the Boards of MidSouth and the Bank from 1985 to 1987.

(FN2)   Dr. Kidd has served on the Board of the Bank since April 1, 1994.


		       ____________________


     During 2000, the Board held 13 meetings. Each incumbent director attended at least
75% of the aggregate number of meetings held during 2000 of the Board and committees of which he or she was a member.

     The Board has an Audit Committee, an Executive
Committee, and a Personnel Committee.

     The members of the Audit Committee are Messrs.
Davis, Charbonnet, Hilliard and Kidd. The Committee, which held three meetings in 2000, is responsible for assisting the Board in monitoring the integrity of MidSouth's financial statements, compliance with legal and regulatory requirements and the independence and performance of MidSouth's internal and external auditors.

     The members of the Executive Committee are Messrs. Charbonnet, Cloutier and Hargroder. The Committee's duties include nominations, shareholder relations, Bank examination and Securities and Exchange Commission ("SEC") reporting. The Committee will consider nominees who are proposed by shareholders in accordance with the procedures, described above, in MidSouth's Articles. The Committee met five times in 2000.

     The members of the Personnel Committee are Messrs.
Charbonnet, Davis, Hargroder, Hilliard, Kidd, Simmons and
May (a director of the Bank only). The Committee, which met four times in 2000, is responsible for evaluating the performance and setting the compensation of MidSouth's executive officers and administering MidSouth's Stock
Incentive Plan.

     Directors of MidSouth are also directors of the Bank. Directors are entitled to fees of $100 per month for service on the MidSouth Board and $200 for service on the Bank Board. The Chairman of the Board, receives an additional $750 per month and the Vice Chairman receives an additional $350 per month. Each director also receives $350 for each regular meeting, and $125 for each special meeting, of the Board of the Bank and $150 for the first hour, and $75 per hour for each additional hour, of each committee meeting. Directors receive fees only for meetings they attend.

     Each of the current directors who are not employees were granted options in 1997 to purchase up to 10,968 shares of MidSouth Common Stock at $6.67 per share, its fair market value on the date of grant, exercisable in annual 20% increments beginning one year from the date of grant.

     The Securities and Exchange Act of 1934 and applicable SEC regulations require MidSouth's directors, executive officers and ten percent shareholders to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of MidSouth, and to furnish MidSouth with copies of all the reports they file. To MidSouth's knowledge, based on a review of reports furnished to MidSouth, all required reports were filed timely except that Mr. May, a director of the Bank, filed a late
Form 4.

		   SECURITY OWNERSHIP OF MANAGEMENT
		    AND CERTAIN BENEFICIAL OWNERS


Security Ownership of Management


     The following table sets forth certain information as of March 30, 2001, concerning the beneficial ownership of MidSouth's equity securities, consisting of Common Stock and Series A Convertible Preferred Stock, by each director and nominee of MidSouth, by each Executive Officer named in the Summary of Executive Compensation Table below, and by all directors and executive officers as a group. Unless otherwise indicated, the securities are held with sole voting and investment power. The table reflects shares of Common Stock beneficially owned, and the footnotes provide information on beneficial ownership of Preferred Stock.


			       Amount and Nature
				of Beneficial          Percent
	Name and Address        Ownership (FN1)       of Class

Will G. Charbonnet, Sr.           95,144(FN2)           3.75%

C. R. Cloutier                   189,891(FN3)           7.43%

James R. Davis, Jr.               65,319(FN4)           2.58%

Karen L. Hail                     63,219(FN5)           2.49%

J. B. Hargroder, M.D.            250,965(FN6)           9.91%

Clayton Paul Hilliard            116,168(FN7)           4.59%

Milton B. Kidd, III, O.D.        118,405(FN8)           4.68%

William M. Simmons                96,377(FN9)           3.81%

Donald R. Landry                  39,592(FN10)          1.56%


All directors and executive
officers as a group
(14 persons)                   1,157,644               43.51%


_______________________



(FN1) Common Stock held by MidSouth's Directors' Deferred Compensation Trust (the "Trust") is beneficially owned by its Plan Administrator, MidSouth's
       Executive Committee, the members of which could be deemed to share beneficial ownership with respect to all Common Stock held in the Trust (162,852 shares or 6.46% as of March 30, 2001). For each director, the table includes the number of shares held for his or her account only, while the group figure includes all shares held in the Trust at March 30, 2001. Common Stock held by MidSouth's Employee Ownership Plan
       (the "ESOP") is not included in the table, except that shares allocated to an individual's account are included as beneficially owned by that individual. Shares which may be acquired on conversion of Preferred Stock or exercise of currently exercisable options are deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by persons beneficially owning such shares and by all directors and executive officers as a group but are not otherwise deemed to be outstanding.

(FN2) Includes 21,830 shares as to which he shares voting and investment power, 23,005 shares held for his account in the Trust and 8,874 shares which he may acquire within 60 days pursuant to currently exercisable stock options ("Current Options").

(FN3) Includes 30,036 shares held by the ESOP for his account, 69,854 shares as to which he shares voting and investment power, 27,676 shares held for his account in the Trust, 8,994 shares he has the right to acquire on conversion of 3,000 shares of Preferred Stock owned by him and 27,562 shares under Current Options. Mr. Cloutier's address is
       P. O. Box 3745, Lafayette, Louisiana 70502.

(FN4) Includes 38,249 shares as to which he shares voting and investment power, 18,196 shares held for his account in the Trust, and 8,874 shares under Current Options.

(FN5) Includes 22,116 shares held for her account in the ESOP, 627 shares as to which she shares voting and investment power, 17,969 shares held for her account in the Trust and 16,875 shares under Current Options.

(FN6) Includes 208,009 shares as to which he shares voting and investment power, 24,732 shares held for his account in the Trust, 4,608 shares he has the right to acquire on conversion of 1,537 shares of Preferred Stock owned by him, and 8,874 shares under Current Options. Dr. Hargroder's address is P. O. Box 1049, Jennings, Louisiana 70546.

(FN7) Includes 87,261 shares as to which he shares voting and investment power, 10,469 shares held for his account in the Trust, and 8,874 shares under Current Options.

(FN8) Includes 8,261 shares held for his account in the Trust and 8,874 shares under Current Options.

(FN9) Includes 2,348 shares as to which he shares voting and investment power 23,716 shares held for his account in the Trust, and 8,874 shares under Current Options.

(FN10) Includes 16,789 shares as to which he shares voting and investment power 9,472 shares held for his account in the ESOP, and 13,331 shares under Current Options.


			___________________

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as of March 30, 2001, concerning the only person other than the persons listed in the table above known to MidSouth to be the beneficial owner of more than five percent of its Common Stock.


	  Name and Address         Shares Beneficially             Percent
	Of Beneficial Owner              Owned                    of Class
	___________________        ___________________            ________

   MidSouth Bancorp, Inc.,                278,515(FN1)             11.05%
   Employee Stock Ownership Plan,
   ESOP Trustees and ESOP
   Administrative Committee
   P. O. Box 3745,
   Lafayette, LA   70502

____________________


(FN1) The Administrative Committee directs the Trustees how to vote the approximately 23,251 unallocated shares of Common Stock in the ESOP as of March 30, 2001.
	Voting rights of the shares allocated to ESOP participants' accounts are passed through to them. The Trustees have investment power with respect to the ESOP's assets, but must exercise it in accordance with an investment policy established by the Administrative Committee. The
	Trustees are Donald R. Landry, an executive officer of MidSouth, Earline Vincent, a Bank officer, and Brenda Jordan, a Bank employee. The Administrative
	Committee consists of David L. Majkowski and Teri S. Stelly, executive officers of MidSouth, and Dailene Melancon, a Bank officer.

			  ____________________



	    EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS


Summary of Executive Compensation

     The following table shows all compensation awarded to, earned by or paid to the executive officers listed for all services rendered by them in all capacities to MidSouth and its subsidiaries for 2000. No other executive officer of MidSouth had total annual salary and bonus exceeding
$100,000 for the year.


  Long-Term  Compensation

						    Other
	Name and                                   Annual   Restricted   Securities            All Other
	Principal                                  Compen-    Stock      Underlying    LTIP     Compen-
	Position       Year    Salary    Bonus     sation    Award(s)     Option(s)   Payouts   sation
	_________      ____    ______    _____     _______  __________   __________   _______  _________
			       <FN1>     <FN2>                                                  <FN3>

   C. R. Cloutier      2000    $184,657  $38,539      0         0             0          0      $ 5,929
   Chief Executive     1999    $174,158  $35,525      0         0             0          0      $ 5,828
      Officer          1998    $156,200  $29,906      0         0          12,187        0      $ 5,321


   Karen L. Hail       2000    $125,765  $23,123      0         0             0          0      $ 4,459
   Chief Financial     1999    $116,650  $21,315      0         0             0          0      $ 4,389
      Officer          1998    $106,250  $18,464      0         0           5,625        0      $ 3,832


   Donald R. Landry    2000    $ 94,813  $25,184      0         0             0          0      $ 4,838
   Senior Vice Pres.   1999    $ 90,271  $23,822      0         0             0          0      $ 4,698
   SeniorLoanOfficer   1998    $ 85,000  $14,407      0         0           5,344        0      $ 3,703



 (FN1)    Includes director fees of $21,975 and $23,925 for 2000;
	  $19,700 and $18,900 for 1999; and $14,200 and $14,250
	  for 1998 for Mr. Cloutier and Ms. Hail, respectively.

 (FN2) Awarded pursuant to the Incentive Compensation Plan of the Bank.

 (FN3) Consists of an estimated $5,102, $3,800 and $3,602 contributed by MidSouth to the ESOP for the accounts of each of Mr. Cloutier, Ms. Hail and Mr. Landry respectively, and $827, $659, and $1,236 paid by MidSouth in insurance premiums for term life insurance for the benefit of Mr. Cloutier, Ms. Hail and Mr. Landry, respectively.

			     __________________


Option Holdings

     The following table sets forth information with respect to Mr. C. R. Cloutier, Ms. Hail, and Mr. Landry concerning their exercise of options during 2000 and unexercised options held as of December 31, 2000. No options were granted or exercised in 2000.



		   OPTION VALUES AS OF DECEMBER 31, 2000






			Number of Securities            Value of Unexercised
		       Underlying Unexercised               In-the-Money
			     Options at                       Option at
   Name                  December 31, 2000             December 31, 2000 (FN1)
		       ______________________          _______________________
		    Exercisable     Unexercisable    Exercisable     Unexercisable

C. R. Cloutier         20,062          17,437          $ 29,691         $ 19,794

Karen L. Hail          12,375          10,125          $ 19,794         $ 13,196

Donald Landry           9,732           8,268          $ 14,846         $  9,896



<FN1>    Reflects the difference between the closing sale price of
	 a share of MidSouth Common Stock on December 31, 2000, and the exercise price of the options.



				       _________________________

Employment and Severance Contracts with Named Executive Officers

     Mr. Cloutier, Ms. Hail and Mr. Landry each have a written employment agreement with the Bank for a term of one year, beginning January 1st of each year. The agreements are automatically extended for one year every year thereafter beginning on the termination date, unless written notice of termination is given by any party to the agreement not later than 60 days before the termination date. Pursuant to the contract, Mr. Cloutier, Ms. Hail and Mr. Landry receive term life insurance equal to four times their annual salary payable to a beneficiary of their choice and disability insurance of not less than two-thirds of their annual salary. Mr. Cloutier's, Ms. Hail's and Mr. Landry's contracts have a severance provision which entitles them to one year's salary if the agreement is terminated by the Bank, unless they are removed by a regulatory body.


Certain Transactions

     Directors, nominees and executive officers of MidSouth and their associates have been customers of, and have borrowed from, the Bank in the ordinary course of business, and such transactions are expected to continue in the future. In the opinion of MidSouth's management, such transactions have been on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.


		      RELATIONSHIP WITH INDEPENDENT
			  PUBLIC ACCOUNTANTS

     MidSouth's consolidated financial statements for
2000 were audited by Deloitte & Touche, LLP, and the Board has appointed it to audit MidSouth's financial statements for 2001. Representatives of Deloitte & Touche, LLP are not expected to be present at the Meeting.

     MidSouth expects billings from Deloitte and Touche, LLP of $53,000 for audit of the MidSouth's 2000 annual financial statements and the review of its financial statements included in MidSouth's 10QSB filings for 2000. All services rendered to MidSouth by Deloitte & Touche, LLP in 2000 were audit-related services. No consulting fees were paid by MidSouth to Deloitte & Touche, LLP in 2000.


			AUDIT COMMITTEE REPORT

     The Audit Committee of our Board of Directors is composed of four non-employee directors. The Board has made a determination that the members of the Committee satisfy the requirements of the American Stock Exchange as to independence, financial literacy and experience. The responsibilities of the Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors on May 10, 2000. A copy of the Charter is attached as Exhibit A. This is a report on the Committee's activities relating to fiscal year 2000.

     The Committee reviewed and discussed the audited financial statements with our management including a discussion of the quality of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures in the financial statements. The Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Committee also received the written disclosures and the letter from the independent auditors required by Independent Standards
Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), has discussed with the independent auditors the independent auditors' independence and has considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.


     By the members of the Audit Committee:
		James R. Davis
		Will G. Charbonnet
		C. P. Hilliard
		Milton B. Kidd, III, O.D.


			   SHAREHOLDER PROPOSALS

     Eligible shareholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the 2002 annual meeting must forward such proposal to the Secretary of MidSouth at the address listed on the first page of this Proxy Statement in time to arrive at MidSouth before December 10, 2001.

ANY SHAREHOLDER MAY BY WRITTEN REQUEST OBTAIN WITHOUT CHARGE A COPY OF MIDSOUTH'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, WITHOUT EXHIBITS. REQUESTS SHOULD BE ADDRESSED TO SALLY D. GARY, INVESTOR RELATIONS, MIDSOUTH BANCORP, INC., P. O. BOX 3745, LAFAYETTE,
LOUISIANA 70502.


				      By Order of the Board of Directors



						 Karen L. Hail
						   Secretary


Lafayette, Louisiana
April 10, 2001


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			      EXHIBIT A

MidSouth Bancorp, Inc. Audit Committee Charter

	The Audit Committee is appointed by the Board to assist it in monitoring (1) the integrity of the MidSouth's financial statements, (2) MidSouth's compliance with legal and regulatory requirements and (3) the independence and performance of MidSouth's internal and external auditors. The requisite number of members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange. The members of the Audit Committee shall be appointed by the Board. The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall make regular reports to the Board.
	The Audit Committee shall:
	1. Review and reassess the adequacy of this Charter annually and recommend and propose changes to the Board for approval.
	2. Review the annual audited financial
	statements with management including
	major issues regarding accounting and
	auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.
	3. Review an analysis prepared by
	management and the independent auditor of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.
	4. Review with management and the
	independent auditor the Company's
	quarterly financial statements prior to the filing of its Form 10-Q and its annual financial statements prior to the filing of its Form 10K.
	5. Meet periodically with management to
	review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.
	6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.
	7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit
	Committee and the Board.
	8. Approve the fees to be paid to the
	independent auditor.
	9. Receive periodic reports from the
	independent auditor regarding the auditor's independence consistent with Independence
	Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.
	10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.
	11. Approve the appointment and replacement of the senior internal auditing executive.
	12. Review the significant reports to
	management prepared by the internal


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	auditing department and management's
	responses.
	13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.
	14. Obtain from the independent auditor
	assurance that Section 10A of the Securities
	Exchange Act of 1934 has not been
	implicated.
	15. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.
	16. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

	     (a)Any difficulties encountered in
		the course of the audit work,
		including any restrictions on the
		scope of activities or access to
		required information.
	     (b)Any changes required in the planned
		scope of the internal audit.
	     (c)The internal audit department
		responsibilities, budget and staffing
	17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.
	18. Review with the Company's Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.
	19. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.
     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Policies of business conduct.

1.      Election of Class II Directors
	Nominees:       Will G. Charbonnet, Sr.
			Clayton Paul Hilliard


___     FOR all nominees listed except as marked to the contrary

___     WITHHOLD authority for all nominees

	If you wish to withhold authority to vote for certain of the nominees listed, strike through the nominee(s) names.


2. In their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.




				   This proxy will be voted as specified.
				   If no specific directions are given,
				   this proxy will be voted FOR the
				   nominees named and FOR the Amendment.
				   Please sign exactly as name appears
				   on the certificate or certificates
				   representing shares to be voted by
				   the proxy.  When signing as executor,
				   administrator, attorney, trustee or
				   guardian, please give full title as
				   such.  If a corporation, please sign
				   in full corporate name by president
				   or other authorized persons.  If a
				   partnership, please sign in
				   partnership name by authorized
				   persons.



				   Dated:___________________________2001



				   ____________________________________

					 Signature of Shareholder



				   ____________________________________

					Signature (if jointly owned)


				   PLEASE MARK, SIGN, DATE AND RETURN
				   THIS PROXY CARD TO THE COMPANY
				   PROMPTLY USING THE ENCLOSED ENVELOPE.

				   PROXY
			    MIDSOUTH BANCORP, INC.
				 May 8, 2001
			 Annual Meeting of Shareholders


	  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Raymond F. Mikolajczyk and Barbara Hightower, or any of them, proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of MidSouth Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the annual meeting of the shareholders of the Company to be held on May 8, 2001 and at any and all adjournments thereof.